Derivative Financial Instruments	12 Months Ended
Dec. 31, 2016
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS
DERIVATIVE FINANCIAL INSTRUMENTS
From time to time, the Company uses derivative financial instruments to mitigate its exposure to commodity price risk associated with oil, natural gas and natural gas liquids prices. The Company records derivative financial instruments on its consolidated balance sheets as either assets or liabilities measured at fair value. The Company has elected not to apply hedge accounting for its existing derivative financial instruments. As a result, the Company recognizes the change in derivative fair value between reporting periods currently in its consolidated statements of operations as an unrealized gain or loss. The fair value of the Company’s derivative financial instruments is determined using industry-standard models that consider various inputs including: (i) quoted forward prices for commodities, (ii) time value of money and (iii) current market and contractual prices for the underlying instruments, as well as other relevant economic measures. The Company has evaluated and considered the credit standings of its counterparties in determining the fair value of its derivative financial instruments.
The Company typically uses costless (or zero-cost) collars and/or swap contracts to manage risks related to changes in oil, natural gas and natural gas liquids prices. Costless collars provide the Company with downside price protection through the purchase of a put option which is financed through the sale of a call option. Because the call option proceeds are used to offset the cost of the put option, these arrangements are initially “costless” to the Company. In the case of a costless collar, the put option and the call option have different fixed price components. In a swap contract, a floating price is exchanged for a fixed price over a specified period, providing downside price protection.
At December 31, 2016, we had entered into various costless collar contracts to mitigate our exposure to fluctuations in oil and natural gas prices, each with an established price floor and ceiling. For each calculation period, the specified price for determining the realized gain or loss to us pursuant to any oil contract is the arithmetic average of the settlement prices for the NYMEX West Texas Intermediate oil futures contract for the first nearby month corresponding to the calculation period’s calendar month, and for any natural gas contract is the settlement price for the NYMEX Henry Hub natural gas futures contract for the delivery month corresponding to the calculation period’s calendar month for the settlement date of that contract period.
When the settlement price is below the price floor established by one or more of these collars, the Company receives from the counterparty an amount equal to the difference between the settlement price and the price floor multiplied by the contract oil or natural gas volume. When the settlement price is above the price ceiling established by one or more of these collars, the Company pays to the counterparty an amount equal to the difference between the settlement price and the price ceiling multiplied by the contract oil or natural gas volume. When the settlement price is below the fixed price established by one or more of these swaps, the Company receives from the counterparty an amount equal to the difference between the settlement price and the fixed price multiplied by the contract natural gas liquids volume. When the settlement price is above the fixed price established by one or more of these swaps, the Company pays to the counterparty an amount equal to the difference between the settlement price and the fixed price multiplied by the contract natural gas liquids volume
At December 31, 2016, the Company had various costless collar contracts open and in place to mitigate its exposure to oil and natural gas price volatility, each with a specific term (calculation period), notional quantity (volume hedged) and price floor and ceiling. Each contract is set to expire at varying times during 2017 and 2018.
 The following is a summary of the Company’s open costless collar contracts for oil and natural gas at December 31, 2016.

		Notional Quantity (Bbl or MMBtu)	Weighted Average Price Floor ($/Bbl or $/MMBtu)	Weighted Average Price Ceiling ($/Bbl or $/MMBtu)	Fair Value of Liabilities (thousands)

Commodity	Calculation Period
Oil	01/01/2017 - 12/31/2017	2,760,000	$41.39	$51.88	$(18,316)
Oil	01/01/2018 - 12/31/2018	720,000	$43.75	$63.90	(751)
Natural Gas	01/01/2017 - 12/31/2017	16,860,000	$2.40	$3.59	(5,887)
Total open derivative financial instruments					$(24,954)
Subsequent to December 31, 2016, the Company entered into various costless collar contracts for oil. The costless collar contracts for oil included approximately 1,890,000 Bbl in 2017 with a weighted average floor price of $50.00 per Bbl and a weighted average ceiling price of $60.75 per Bbl.
From time-to-time we enter into derivative financial instruments with certain counterparties. These derivative financial instruments are subject to master netting arrangements; all but one counterparty allow for cross-commodity master netting provided the settlements dates for the commodities are the same. The Company does not present different types of commodities with the same counterparty on a net basis in its consolidated balance sheets.
The following table presents the gross asset and liability fair values of the Company’s commodity price derivative financial instruments and the location of these balances in the consolidated balance sheets as of December 31, 2016 and December 31, 2015 (in thousands).

Derivative Instruments	Gross amounts recognized	Gross amounts netted in the consolidated balance sheets	Net amounts presented in the consolidated balance sheets
December 31, 2016
Current liabilities	$(24,203)	$—	$(24,203)
Other liabilities	(751)	—	(751)
Total	$(24,954)	$—	$(24,954)
December 31, 2015
Current assets	$16,767	$(483)	$16,284
Current liabilities	(483)	483	—
Total	$16,284	$—	$16,284

 The following table summarizes the location and aggregate fair value of all derivative financial instruments recorded in the consolidated statements of operations for the periods presented (in thousands). These derivative financial instruments are not designated as hedging instruments.

		Year Ended December 31,
Type of Instrument	Location in Statement of Operations	2016	2015	2014
Derivative Instrument
Oil	Revenues: Realized gain on derivatives	$5,851	$62,259	$5,221
Natural Gas	Revenues: Realized gain (loss) on derivatives	3,435	12,653	(718)
Natural Gas Liquids (NGL)	Revenues: Realized gain on derivatives	—	2,182	519
Realized gain on derivatives		9,286	77,094	5,022
Oil	Revenues: Unrealized (loss) gain on derivatives	(18,969)	(31,897)	47,178
Natural Gas	Revenues: Unrealized (loss) gain on derivatives	(22,269)	(5,440)	9,087
Natural Gas Liquids (NGL)	Revenues: Unrealized (loss) gain on derivatives	—	(1,928)	2,037
Unrealized (loss) gain on derivatives		(41,238)	(39,265)	58,302
Total		$(31,952)	$37,829	$63,324